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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 22, 2001

                             COLONY BANKCORP, INC.
            (Exact name of registrant as specified in its charter)

          Georgia                            0-12436                        58-1492391
(State or other jurisdiction          (Commission File No.)            (IRS Employer I.D. No.)
      of incorporation)

               115 South Grant Street, Fitzgerald, Georgia 31750
                   (Address of principal executive offices)

                                (229) 426-6000
              Registrant's Telephone Number, including area code

                                      N/A
         (Former name or former address, if changed since last report)
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     ITEM 5.  Other Events
              ------------

     The Board of Directors of Colony Bankcorp, Inc. (the "Company") announced October 23, 2001 that the Company has entered into a definitive Merger Agreement with Quitman Bancorp, Inc. ("Quitman Bancorp"), the holding company for Quitman Federal Savings Bank, pursuant to which Quitman Bancorp will merge with and into the Company, with the Company being the surviving corporation. The announcement is contained in a joint press release from the Company and Quitman Bancorp which is attached hereto as Exhibit 99.1. Also attached as Exhibit 99.2 is the Merger Agreement between the Company and Quitman Bancorp.

     ITEM 7.  Financial Statements and Exhibits
              ---------------------------------

              (c)          Exhibits.


              Exhibit No.  Description of Exhibit

              99.1         Joint Press Release distributed October 23, 2001

              99.2 Merger Agreement between the Company and Quitman Bancorp dated October 22, 2001


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COLONY BANKCORP, INC.



Date:   October 23, 2001                By:  /s/ James D. Minix
      ----------------------               --------------------------------
                                           James D. Minix
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1              Joint Press Release distributed October 23, 2001

99.2 Merger Agreement between the Company and Quitman Bancorp dated October 22, 2001